INVENTORIES	12 Months Ended
Dec. 31, 2020
INVENTORIES
INVENTORIES

5— INVENTORIES

	December 31,
	2020	2019
Components, spare parts	6,050	4,959
Work-in-progress	226	584
Finished goods – own manufactured products	1,283	1,737
Finished goods – distribution products	1,994	1,981
Total gross inventories	9,552	9,262
Less: allowance for slow-moving inventory and net realizable value	(1,563)	(1,085)
Total	7,989	8,178

The provision for slow moving inventory relates to components and spare parts. The allowance for slow moving inventory (excluding exchange rate impact), the increases in which are classified within cost of sales, amounted to a cost of €651 thousand for the year ended December 31, 2020, a cost of €168 thousand for the year ended December 31, 2019, and a cost of €227 thousand for the year ended December 31, 2018, respectively.